                      VAN KAMPEN SENIOR FLOATING RATE FUND

                       SUPPLEMENT DATED FEBRUARY 26, 1999
                    TO THE PROSPECTUS DATED DECEMBER 9, 1998

    The fifth paragraph under the section of the prospectus entitled "Investment Objectives and Policies" on page 4 is deleted and replaced with the following:

    Following are some of the Fund's other important investment policies: The Fund may invest up to 20% of its assets in Senior Loans that are not secured by any specific collateral. The Fund may invest up to 20% of its total assets in Senior Loans made to non-U.S. Borrowers. These Senior Loans must, however, be U.S. dollar denominated and pay principal and interest in U.S. dollars. The Fund may invest up to 20% of its total assets in any combination of the following:
(1) warrants, equity securities and junior debt securities in each case that are acquired in connection with the acquisition, restructuring or disposition of a Senior Loan, and (2) high quality short-term debt securities.

    The section of the prospectus entitled "Investment in Non-U.S. Issuers" on pages 6 and 14 is deleted and replaced with the following:

Investment in Non-U.S. Issuers. The Fund may invest up to 20% of its total assets, measured at the time of investment, in U.S. dollar denominated Senior Loans to Borrowers that are organized or located in countries other than the United States. Although the Senior Loans will require payment of interest and principal in U.S. dollars, these Borrowers may have significant non-U.S. dollar revenues. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgements, fluctuations in currency values and the potential for political, social and economic adversity.

    The first paragraph under the section of the prospectus entitled "Borrowers" on page 9 is deleted and replaced with the following:

Borrowers. Senior Loans are loans made to corporations, partnerships and other entities ("Borrowers"). Borrowers operate in a variety of industries and geographic regions. The Fund does not intend to invest more that 5% of its total assets in Senior Loans of a single Borrower. In addition, the Fund will not invest more than 25% of its total assets in Borrowers that conduct their principal businesses in the same industry. Most Senior Loans are made to U.S. Borrowers. The Fund may, however, invest up to 20% of its total assets in Senior Loans made to non-U.S. Borrowers. These Senior Loans must be U.S. dollar denominated and pay principal and interest in U.S. dollars. Investing in Senior Loans of non-U.S. Borrowers involves special risks. See "Special Risk Considerations - Investment in Non-U.S. Issuers."
                               ------------------

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    SFR SPT 2/99